UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 31, 2009

Martek Biosciences Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-22354	52-1399362
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6480 Dobbin Road, Columbia, Maryland		21045
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	410-740-0081

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

A hearing held March 31, 2009 before the Appeal Board of the European Patent Office ("EPO") on an appeal filed by Aventis Research and Technologies GmbH & Co. KG of an EPO decision maintaining one of Martek Biosciences Corporation’s European patents covering DHA-containing oils was adjourned on procedural grounds and is expected to reconvene between six and twelve months from the adjournment date. Martek’s patent will remain in full force and effect during the pendency of these proceedings.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Martek Biosciences Corporation

March 31, 2009	By:	/s/ Peter L. Buzy

Name: Peter L. Buzy
Title: Chief Financial Officer, Treasurer and Executive Vice President for Finance and Administration